SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Additional Materials               Commission Only (as permitted)
[ ] Soliciting Material Pursuant to               by Rule 14a-6(e)(2)
    Rule 14a-11(c) or Rule 14a-12


                         SUBURBAN PROPANE PARTNERS, L.P.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        Not applicable
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    (2) Aggregate number of securities to which transaction applies:  Not applicable.
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.
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    (4) Proposed maximum aggregate value of transaction:  Not applicable.
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    (5) Total Fee Paid:  Not applicable.
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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    previously. Identify the previous filing by registration statement number,
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    (4) Date Filed:  Not applicable.
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                                                              May 5, 1999

                         SUBURBAN PROPANE PARTNERS, L.P.
                               ONE SUBURBAN PLAZA
                                240 ROUTE 10 WEST
                                  P.O. BOX 206
                             WHIPPANY, NJ 07981-0206

                                                                 May 5, 1999

Dear Fellow Common Unitholder:

We have previously sent to you proxy materials for a Special Meeting of Common Unitholders of Suburban Propane Partners, L.P. scheduled for May 26, 1999, at which you will consider a proposed recapitalization of Suburban. YOUR BOARD OF SUPERVISORS HAS UNANIMOUSLY RECOMMENDED THAT UNITHOLDERS VOTE FOR EACH OF THE PROPOSALS NECESSARY TO COMPLETE THE RECAPITALIZATION. REMEMBER, AMONG OTHER BENEFITS TO COMMON UNITHOLDERS, THE RECAPITALIZATION WILL RESULT IN AN INCREASE IN YOUR ANNUAL DISTRIBUTION FROM $2.00 TO $2.05 PER UNIT, EFFECTIVE THIS QUARTER.

Please note that, for the recapitalization to be approved, each of Proposals 1a-1d must receive the affirmative vote of the holders of a majority of the Common Units (excluding units held by management). Not voting has the same effect as a vote against the recapitalization. Therefore, YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW UNITS YOU MAY OWN.

To be sure your vote is counted, please sign, date and return the enclosed proxy card today in the envelope provided. Thank you for your continued support.

Very truly yours,

/s/ Mark A. Alexander                                /s/ John Hoyt Stookey

Mark A. Alexander                                    John Hoyt Stookey
President and Chief Executive Officer                Chairman of the Board of
                                                      Supervisors

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                If you have any questions, or need assistance in
                    voting your shares, please call our proxy
                                   solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-877-750-5837

                                 IMPORTANT NOTE:
                IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
           YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET.
              PLEASE CALL INNISFREE AT 877-750-5837 FOR ASSISTANCE.

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